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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 1996
                                                       ------------------


                           EDUCATIONAL MEDICAL, INC.
                           -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


           000-21567                                   65-0038445
    -----------------------               ---------------------------------
    (COMMISSION FILE NUMBER               (IRS EMPLOYER IDENTIFICATION NO.)


                           EDUCATIONAL MEDICAL, INC.
                      1327 NORTHMEADOW PARKWAY, SUITE 132
                             ROSWELL, GEORGIA 30076
           ---------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)        (ZIP CODE)




      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (770) 475-9930
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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

        On December 31, 1996, Educational Medical, Inc. (the "Company"), through its subsidiary, HBC Acquisition Corp. (a Delaware corporation) ("HBC"), purchased all of the school assets of a postsecondary educational institution (the "School") located in Hagerstown, Maryland (the "Maryland Acquisition) from O/E Learning, Inc. (a Michigan corporation) ("O/E"). The purchase was pursuant to an Asset Purchase Agreement (the "Agreement") dated as of December 12, 1996. HBC was formed for the sole purpose of effecting the Maryland Acquisition and the Company is its sole shareholder. The Company entered into the Agreement to reflect that it is jointly and severally liable with HBC with regard to the obligations to O/E as seller which are provided for in the Agreement.

        The purchase price of the Maryland Acquisition was $2.7 million. Pursuant to the Agreement, O/E sold to HBC substantially all of its School Related Assets (as defined in Section 1(f)(1) of the Agreement) and HBC assumed certain related Stated Liabilities (as defined in Section 1(f)(2) of the Agreement). Additionally, O/E agreed not to compete with the Company and its schools pursuant to the terms of the Agreement.

        Pursuant to the terms of the Agreement, HBC paid to O/E $1,350,000 on December 31, 1996. The remaining portion of the purchase price was paid by delivery of a promissory note in the amount of $1,350,000 (the "Second Payment Note"), payable without interest on the earlier of the last business day within the first 30 calendar days following the date on which all Prerequisite Student Aid Approvals are obtained, but no later than September 30, 1997. "Prerequisite Student Aid Approvals" are defined in the Agreement as all "approvals by the United States Department of Education and all other applicable private and governmental agencies and organizations of the change in control resulting from the change in ownership of the School . . . which approvals are a prerequisite to receipt of federal and state aid by the School's students." To secure the Second Payment Note, the Company pledged to O/E all of the issued and outstanding HBC common stock.

        The funds utilized by the Company for the Maryland Acquisition were provided from the proceeds received by the Company from its initial public offering of $24,000,000 of Common Stock which was completed on October 28, 1996.

        The foregoing description of the Asset Purchase Agreement and the documents contemplated thereby, including the Second Payment Promissory Note and the Pledge Agreement, and the transactions contemplated by such documents, does not purport to be complete and is qualified in its entirety by reference to each of such documents, copies of which are filed as exhibits hereto.





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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

        (a) Financial Statements of Business Acquired: Will be filed by Amendment not later than 60 days from January 15, 1997.

        (b)   Pro Forma Financial Information Relative to Acquired Business:
              Will be filed by Amendment not later than 60 days from January 15, 1997.

        (c)   Exhibits

              10.1 Asset Purchase Agreement dated December 12, 1996, as amended, between the Company, HBC Acquisition Corp. and O/E Learning, Inc. (including all exhibits)

              10.2 Executed Form of Second Payment Note in the amount of $1,350,000 from HBC to O/E (Exhibit 1 to Asset Purchase Agreement).

              10.3 Executed Form of Pledge Agreement (Exhibit 2 to Asset Purchase Agreement).

              10.4 Executed Form of Assumption Agreement (Exhibit 22 to Asset Purchase Agreement).

              10.5 Executed Form of Bill of Sale (Exhibit 23 to Asset Purchase Agreement).

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EDUCATIONAL MEDICAL, INC.




Date:  January 7, 1997.                 By: /S/ VINCE PISANO
                                            ---------------------------------
                                            Vince Pisano, Vice President and
                                            Chief Financial Officer





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